UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2025 (July 29, 2025)
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agilon health, inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Polaris Parkway, Suite 550
Westerville, Ohio		43082
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 562 256-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 4, 2025, agilon health, inc. (the “Company”), a Delaware corporation, issued a press release setting forth its financial results for the three and six months ended June 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2025, Mr. Steven J. Sell resigned as the Chief Executive Officer and President of the Company and from the Company’s board of directors (the “Board”), in each case, effective as of July 29, 2025. Following Mr. Sell’s resignation, the Board’s size has been reduced to seven directors.
Mr. Sell’s departure was a termination without “cause” under Mr. Sell’s employment agreement with the Company. In connection with Mr. Sell’s resignation, he and the Company are expected to enter into a separation agreement, pursuant to which Mr. Sell will receive the severance benefits to which he is entitled under his employment agreement with the Company. For further information about Mr. Sell’s severance benefits, see the Company’s Annual Proxy Statement as filed with the Securities and Exchange Commission on April 17, 2025 (the “2025 Proxy Statement”).
In connection with the foregoing, on July 29, 2025, the Board established an Office of the Chairman, comprising Mr. Ron Williams, Executive Chairman; Mr. Jeffrey A. Schwaneke, Chief Financial Officer; Mr. Benjamin Shaker, Chief Markets Officer; Dr. Karthik Rao, Chief Medical Officer; Mr. Girish Venkatachaliah, Chief Technology Officer; Ms. Denise Zamore, Chief Legal Officer and Corporate Secretary; and Ms. Heidi Hittner, Executive Vice President and Chief of Staff. The Board designated Messrs. Schwaneke and Shaker as interim principal executive officers, effective as of July 29, 2025, for purposes of the rules and regulations of the Securities Exchange Commission.
Information regarding Messrs. Schwaneke and Shaker, including their experience over the past five years, is incorporated by reference to the 2025 Proxy Statement. Messrs. Schwaneke and Shaker will be compensated in accordance with previously disclosed compensation arrangements.
There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K other than the previously disclosed indemnification arrangements entered into by the Company and each of its directors and officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 29, 2025, the Board amended and restated the by-laws of the Company (as amended, the “Amended and Restated By-laws”). The Amended and Restated By-laws adopt (i) certain amendments relating to the designation of, and the roles and responsibilities of, certain of the Company’s officer positions and (ii) certain technical updates to reflect changes in the Delaware General Corporation Law.
The description of the Amended and Restated By-laws is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, filed herewith as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On August 4, 2025, the Company issued a press release announcing the appointment of Messrs. Williams, Schwaneke, Shaker and Venkatachaliah, Mmes. Zamore and Hittner and Dr. Rao to the Company’s Office of the Chairman effective July 29, 2025. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
On August 4, 2025, the Company issued an investor presentation regarding the Company’s financial results for the three and six months ended June 30, 2025. A copy of the investor presentation is furnished herewith as Exhibit 99.3.
The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K and the related information in Exhibits 99.1, 99.2 and 99.3 attached hereto is being furnished herewith, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with, the Securities and Exchange Commission under the

Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-laws of agilon health, inc.

99.1	Press Release dated August 4, 2025.

99.2	Press Release dated August 4, 2025.

99.3	Investor Presentation dated August 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date:	August 4, 2025	By:	/s/ JEFFREY SCHWANEKE
Jeffrey Schwaneke Chief Financial Officer